SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):               26-Dec-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-5
(Exact name of registrant as specified in its charter)


          Delaware                      333-107055-04            13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

    On   26-Dec-03   a scheduled distribution was made from the Trust
       to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 26-Dec-03
       The Monthly Report is filed pursuant to and in accordance with
       (1) numerous no-action letters (2) current Commission policy in the area.





       A.   Monthly Report Information
            See Exhibit No.1


       B.   Have and deficiencies occurred?  NO.
                     Date:
                     Amount:

       C.   Item 1: Legal Proceedings:  NONE

       D.   Item 2: Changes in Securities:   NONE

       E.   Item 4: Submission of Matters to a Vote of
            Certificateholders:  NONE

       F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
       Exhibit No.

   1.)     Monthly Distribution Report Dated           26-Dec-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-5

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:          26-Dec-03

DISTRIBUTION SUMMARY

 Class    Orig Bal       Beg Bal         Prin         Rate            Int
  A-1   200,000,000    196,450,126    2,086,504     1.40875%        238,312
  A-2   263,375,000    255,620,642    4,245,146     1.46875%        323,298
A-IO-1  208,518,750    203,431,845        0         6.88125%       1,249,754
A-IO-2  526,700,000    482,900,000        0         0.00000%           0
A-IO-S  550,000,050    539,921,215        0         0.31000%        139,480
  M-1   33,000,000     33,000,000         0         1.81875%        51,683
  M-2   22,000,000     22,000,000         0         2.84875%        53,968
  M-3    5,500,000      5,500,000         0         3.31875%        15,718
  B-1   11,000,000     11,000,000         0         4.61875%        43,750
  B-2    8,250,000      8,250,000         0         5.86875%        41,693
  B-3    6,875,000      6,875,000         0         5.61875%        33,264
   X    550,000,050    539,921,215        0             0              0
   R        50              0             0         1.46875%           0
 Total  550,000,050    538,695,767    6,331,650     0.00000%       2,190,918

 Class      Loss        Total Dist    Int Short      End Bal
  A-1       N/A         2,324,815         0       194,363,622
  A-2       N/A         4,568,444         0       251,375,495
A-IO-1      N/A         1,249,754         0       200,582,603
A-IO-2      N/A             0             0       462,400,000
A-IO-S      N/A          139,480          0       534,822,487
  M-1       0.00         51,683           0        33,000,000
  M-2       0.00         53,968           0        22,000,000
  M-3       0.00         15,718           0        5,500,000
  B-1       0.00         43,750           0        11,000,000
  B-2       0.00         41,693           0        8,250,000
  B-3       0.00         33,264           0        6,875,000
   X        N/A             0             0       534,822,487
   R        N/A             0             0            0
 Total      0.00        8,522,568         0       532,364,118




AMOUNTS PER $1,000 UNIT

 Class     Cusip           Prin          Int          Total
  A-1    22541QNG3     10.43251765   1.19155870   11.62407635
  A-2    22541QNH1     16.11825754   1.22751962   17.34577716
A-IO-1   22541QNJ7     0.00000000    5.99348366    5.99348366
A-IO-2   22541QNU2     0.00000000    0.00000000    0.00000000
A-IO-S   22541QNS7     0.00000000    0.25359934    0.25359934
  M-1    22541QNK4     0.00000000    1.56614576    1.56614576
  M-2    22541QNL2     0.00000000    2.45309045    2.45309045
  M-3    22541QNM0     0.00000000    2.85781273    2.85781273
  B-1    22541QNN8     0.00000000    3.97725727    3.97725727
  B-2    22541QNP3     0.00000000    5.05364606    5.05364606
  B-3    22541QNQ1     0.00000000    4.83836800    4.83836800
   X     22541QNW8     0.00000000    0.00000000    0.00000000
   R     22541QNR9     0.00000000    0.00000000    0.00000000



          Interest
       Carry-forward
 Class     Amount        End Bal
  A-1   0.00000000    971.81811200
  A-2   0.00000000    954.43947019
A-IO-1  0.00000000    961.94036765
A-IO-2  0.00000000    877.91911904
A-IO-S  0.00000000    972.40443313
  M-1   0.00000000    1000.00000000
  M-2   0.00000000    1000.00000000
  M-3   0.00000000    1000.00000000
  B-1   0.00000000    1000.00000000
  B-2   0.00000000    1000.00000000
  B-3   0.00000000    1000.00000000
   X    0.00000000    972.40443313
   R    0.00000000     0.00000000
 Total  0.00000000     0.00000000

                                     GROUP 1     GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                    234,245,644    305,675,571     539,921,215
     Scheduled Prin                      175,102        226,761         401,863
     Prepays (Incls Curtail)           1,505,110      3,191,754       4,696,865
     Net Liq Proceeds                          0              0               0
     Loan Purchase Prices                      0              0               0
     Total Prin Remit                  1,680,212      3,418,516       5,098,728
     Net Realized Losses                       0              0               0
Ending Balance                       232,565,432    302,257,055     534,822,487
Ending Count                                 1881           2172            4053

Aggregate End Coll Bal               232,565,432    302,257,055     534,822,487

Ending Overcollateralization Amount                   2,458,369

Prefunding Account:
Beginning Balance          1604208.99 22,242,684     23,846,893
Subsequent Transfer        1604208.99 22,242,684     23,846,893
Added to available ce               0          0              0
Amount in Prefund Acc               0          0              0

Interest Distributions:
Sched Int-Net Serv Fe      1459646.65  1,900,355      3,360,002
Less RAIS                           0          0              0
Less NPPIS                          0          0              0
                           1459646.65  1,900,355      3,360,002
Capitalized Interest Account:
Beginning Balance                                             0
less: Cap Int Require               0           0              0
less: W/draw Overfund Int Amt to Depositor                    0
Ending Balance                                                0

Servicing Fee                   37089       48399          85488
Trustee Fee                       917        1197           2115
Credit Risk Manager F            3221        4203           7424
LPMI                                0           0              0
Dividend Rewards                    0           0              0
Excess Servicing Fee            60513       78966         139480
FSA Premium                      9823           0           9823

Current Advances as of determination date              3190904.7
Outstanding Advances  (end of prior calendar mont     3809569.89


Has Ocwen failed the Termination Test?           NO

Delinquency Information
       30-59 days delinquent         60-89 days delinquent
       Count         Balance         Count       Balance
Grp 1        66            7037374.76          23      2888738.5
Grp 2       67             7,675,544           22     2223123.07
Total       133           14,712,919           45     5111861.57
*Note:  Do not include loans in 4close, bankruptcy, or REO.

       90 or more days delinquent
       Count         Balance
Grp 1        6              739713.13
Grp 2        9               850,413
Total       15             1,590,126
*Note:  Do not include loans in 4close, bankruptcy, or REO.

       Outstanding Loans
           Count              Balance
Grp 1      1,881         232,565,432
Grp 2      2,172         302,257,055
Total      4,053         534,822,487

        Foreclosure
Grp 1      Count     Balance
Grp 2        4               378,640
Total        4               511,022
                    8       889662.27
         Bankruptcy
           Count              Balance
Grp 1        2               309,530
Grp 2        3               244,443
Total        5               553,973

                     REO
       Count         Balance         Market Value
Grp 1               0               0           0
Grp 2               0               0           0
Total               0               0           0

# of Loans for which Prepay Prems were collected                              19
Prin Bal of Loans for which Prepay Prems were collected               2,702,883
Current amount of Prepayment Premiums                                    83,199

Current Delinquency Rate (60+days)                                        1.523%
Rolling Three Month Delinquency Rate (60+days)                            0.789%

Number of Loans Repurchased                                                   0
Principal Balance of Loans Repurchased                                        0

Realized Losses incurred during the related Due Period                         0
Cumulative Realized Losses since Startup Day                                  0

Weighted Average Term to Maturity of Mortgage Loans                          346
Weighted Average Gross Coupon of Mortgage Loans                         7.65776%
Weighted Average Net Coupon of Mortgage Loans                           7.13656%

Aggregate number of Mortgage Loans in the pool                            4,053

Insured Payment on Class As                                                   0

Senior Enhancement Percentage                                            16.271%

Net Excess Spread                                                         2.903%

Deposit to Basis Risk Reserve Fund                                            0
Basis Risk Reserve Fund Balance                                           5,000

Interest Rate Cap Account
       Beginning Balance                                                       0
       Deposits                                                                0
       Withdrawals                                                             0
       Ending Balance                                                          0

       Target Amount for the preceding Distribution Date                 5649553


       SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-5


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee